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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Scotts Company (the "Company") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned James Hagedorn, President and Chief Executive Officer of the Company, and Patrick J. Norton, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.



/s/James Hagedorn
----------------------------------------------------
James Hagedorn
President and Chief Executive Officer


/s/Patrick J. Norton
----------------------------------------------------
Patrick J. Norton
Executive Vice President and Chief Financial Officer
August 13, 2002


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